Exhibit 99.1
CANOO INC. ANNOUNCES FIRST QUARTER 2023 RESULTS

•Our LDV vehicle is eligible for the full IRA commercial tax credit of $7,500 in 2023
•25% reduction in annual operating expenses compared to last fiscal year
•Secured favorable long-term lease for Oklahoma City manufacturing facility
•Focused on exiting 2023 at a 20K run-rate, which opens the ability for us to move to 40k run-rate by 2024 to meet demand
•Targeting Gross Margin positive in 2025
Justin, TX (May 15, 2023) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the first quarter of 2023.

“Medium to long term demand for zero emission, technology driven vehicles will continue to grow rapidly as the average age of vehicle has reached an all-time high between 12 to 14 years depending on the segment. These numbers prove that the stage is set for zero emission, technology driven vehicles especially in the TAM’s and the geographies we are focused on where there is current demand and high-volume buyers. We also believe that we are focused on the geographies and segments where there is available capital and favorable regulatory conditions” said Tony Aquila, Chairman and CEO at Canoo.
First Quarter & Recent Business Updates:

•Raised over $150 million in on and off balance sheet financing
•Battery module manufacturing system delivered at Pryor facility
•Initial installation of general assembly line at Oklahoma City facility
•5% Q-o-Q growth in stage 2 and 3 orders
First Quarter Financial Highlights:
•As of March 31, 2023, we had cash and cash equivalents of $6.7 million. After giving effect to the issuance and sale by the Company of convertible debentures of $48.0 million and exercise of warrants of $15.0 million on April 25, 2023, our cash balance would have been $69.7 million as of March 31,2023.
•GAAP net loss and comprehensive loss of $90.7 million for the three March 31, 2023, compared to a GAAP net loss and comprehensive loss of $125.4 million for the three March 31, 2022. The GAAP net loss and comprehensive loss for the three months ended March 31, 2023 included a gain of $2.5 million on the fair value change of the contingent earnout shares liability.
•Adjusted EBITDA of $(67.1) million for the three months ended March 31, 2023, compared to $(117.4) million for the three months ended March 31, 2022.
•Adjusted Net Loss of $72.0 million for the three months ended March 31, 2023, compared to $120.1 million for the three months ended March 31, 2022.
•GAAP Net Loss per share of $(0.22) for the three months ended March 31, 2023, compared to $(0.54) for the three months ended March 31, 2022.
•Adjusted EPS of $(0.17) for the three months ended March 31, 2023, compared to $(0.51) for the three months ended March 31, 2022.
•Net cash used in operating activities totaled $67.2 million for the three months ended March 31, 2023, compared to $120.3 million for the three months ended March 31, 2022.
•Net cash used in investing activities was $18.4 million during the three months ended March 31, 2023, compared to $2.0 million net cash provided by investing activities during the three months ended March 31, 2022.

Second Quarter 2023 Business Outlook
Based upon our current projections, Canoo expects:
•Operating Expenses (excluding stock-based compensation and depreciation) of: $40 million to $60 million
•Capital Expenditures of: $10 million to $20 million

See “Non-GAAP Financial Measures” section herein for an explanation of Adjusted EBITDA. The Company is unable to provide a reconciliation for forward-looking guidance of Adjusted EBITDA to net loss, the most closely comparable

GAAP measure, because certain material reconciling items, such as depreciation and amortization and interest expense cannot be estimated due to factors outside of the Company's control and could have a material impact on the reported results. A reconciliation is not available without unreasonable effort.
Conference Call Information
Canoo will host a conference call to discuss the results today, May 15, 2023, at 5:00 PM ET.
To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13738439. To listen to the webcast, please click here. A telephone replay will be available until May 29, 2023, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13738439. To listen to the webcast replay, please click here.
About Canoo
Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses.
Canoo has teams in California, Texas, Oklahoma and Arkansas. For more information, please visit www.canoo.com. For Canoo press materials, please visit press.canoo.com. For investors, please visit investors.canoo.com.

First Quarter 2023 Financial Results
CANOO INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)
UNAUDITED

	March 31, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$6,715	$36,589
Restricted cash, current	3,725	3,426
Inventory	5,105	2,954
Prepaids and other current assets	11,452	9,350
Total current assets	26,997	52,319
Property and equipment, net	328,907	311,400
Restricted cash, non-current	10,600	10,600
Operating lease right-of-use assets	38,782	39,331
Deferred warrant asset	50,175	50,175
Deferred battery supplier cost	30,000	30,000
Other non-current assets	2,655	2,647
Total assets	$488,116	$496,472

Liabilities and stockholders' equity
Liabilities
Current liabilities
Accounts payable	$88,835	$103,187
Accrued expenses and other current liabilities	85,945	63,091
Convertible debt, current	—	34,829
Warrant liability, current	—	17,171
Total current liabilities	174,780	218,278
Contingent earnout shares liability	508	3,013
Operating lease liabilities	38,076	38,608
Warrant liability, non-current	23,000	—
Total liabilities	236,364	259,899

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 authorized, no shares issued and outstanding at March 31, 2023 and December 31, 2022	—	—
Common stock, $0.0001 par value; 1,000,000 and 500,000 authorized as of March 31, 2023 and December 31, 2022, respectively; 475,598 and 355,388 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	47	35
Additional paid-in capital	1,522,260	1,416,361
Accumulated deficit	(1,270,555)	(1,179,823)
Total stockholders’ equity	251,752	236,573
Total liabilities and stockholders’ equity	$488,116	$496,472

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share values)
UNAUDITED

	Three months ended March 31,
	2023	2022
Revenue	$—	$—

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	—
Research and development expenses, excluding depreciation	47,104	82,487
Selling, general and administrative expenses, excluding depreciation	29,849	55,621
Depreciation	4,575	2,678
Total costs and operating expenses	81,528	140,786
Loss from operations	(81,528)	(140,786)

Other (expense) income
Interest (expense)	(296)	(29)
Gain on fair value change in contingent earnout shares liability	2,505	15,465
Gain on fair value change in warrant liability	17,342	—
Loss on extinguishment of debt	(26,739)	—
Other (expense), net	(2,016)	(17)
Loss before income taxes	(90,732)	(125,367)
Provision for income taxes	—	—
Net loss and comprehensive loss	$(90,732)	$(125,367)

Per Share Data:
Net loss per share, basic and diluted	$(0.22)	$(0.54)

Weighted-average shares outstanding, basic and diluted	418,064	233,661

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
UNAUDITED

	Three months ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(90,732)	$(125,367)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	4,575	2,678
Non-cash operating lease expense	821	439
Stock-based compensation expense	9,836	20,680
Gain on fair value change of contingent earnout shares liability	(2,505)	(15,465)
Gain on fair value change in warrants liability	(17,342)	—
Loss on extinguishment of debt	26,739	—
Non-cash interest expense	503	—
Non-cash offering cost associated with the warrant liability	800	—
Changes in assets and liabilities:
Inventory	(2,151)	—
Prepaid expenses and other current assets	(2,102)	(998)
Other assets	(8)	(1,176)
Accounts payable, accrued expenses and other current liabilities	4,350	(1,128)
Net cash used in operating activities	(67,216)	(120,337)

Cash flows from investing activities:
Purchases of property and equipment	(18,435)	(28,442)
Return of prepayment from VDL Nedcar	—	30,440
Net cash (used in) provided by investing activities	(18,435)	1,998

Cash flows from financing activities:
Withholding for employee stock purchase plan	—	1,174
Repurchase of unvested shares	—	(3)
Payment of offering costs	(275)	(100)
Proceeds from the purchase of shares and warrants by VDL Nedcar	—	8,400
Proceeds from employee stock purchase plan	389	—
Proceeds from issuance of shares under SPA	50,961	—
Payment of issuance costs related to warrant liability	—	—
Proceeds from PPA	5,001	—
Net cash provided by financing activities	56,076	9,471
Net decrease in cash, cash equivalents, and restricted cash	(29,575)	(108,868)

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	50,615	227,492
Cash, cash equivalents, and restricted cash, end of period	$21,040	$118,624

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents at end of period	$6,715	$104,926
Restricted cash, current at end of period	3,725	3,448
Restricted cash, non-current at end of period	$10,600	$10,250
Total cash, cash equivalents, and restricted cash at end of period shown in the condensed consolidated statements of cash flows	$21,040	$118,624

Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA, Adjusted Net Loss and Adjusted Earnings Per Share ("EPS")

“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrants liability, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted Net Loss is defined as net loss adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrants liability, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted EPS is defined as Adjusted Net Loss on a per share basis using the weighted average shares outstanding.

EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS are intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS when combined with net loss and net loss per share are beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS in the same fashion.
Because of these limitations, EBITDA, Adjusted EBITDA Adjusted Net Loss, and Adjusted EPS should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS as supplemental performance measures.

CANOO INC.
NON GAAP RECONCILIATION TABLE
(in thousands)
These non-GAAP financial measures are reconciled to the most closely comparable U.S. GAAP measure below :

	Three Months Ended March 31,
	2023			2022
	EBITDA	Adjusted EBITDA	Adjusted Net Loss	EBITDA	Adjusted EBITDA	Adjusted Net Loss
Net loss	$(90,732)	(90,732)	(90,732)	$(125,367)	$(125,367)	$(125,367)
Interest expense (income)	296	296	—	29	29	—
Provision for income taxes	—	—	—	—	—	—
Depreciation	4,575	4,575	—	2,678	2,678	—
Gain on fair value change in contingent earnout shares liability	—	(2,505)	(2,505)	—	(15,465)	(15,465)
Gain on fair value change in warrants liability	—	(17,342)	(17,342)	—	—	—
Loss on extinguishment of debt	—	26,739	26,739	—	—	—
Other expense (income), net	—	2,016	2,016	—	17	17
Stock-based compensation	—	9,836	9,836	—	20,680	20,680
Adjusted Non-GAAP amount	(85,861)	(67,117)	(71,988)	(122,660)	(117,428)	(120,135)

US GAAP net loss per share
Basic	N/A	N/A	(0.22)	N/A	N/A	(0.54)
Diluted	N/A	N/A	(0.22)	N/A	N/A	(0.54)

Adjusted Non-GAAP net loss per share (Adjusted EPS):
Basic	N/A	N/A	(0.17)	N/A	N/A	(0.51)
Diluted	N/A	N/A	(0.17)	N/A	N/A	(0.51)

Weighted-average common shares outstanding:
Basic	N/A	N/A	418,064	N/A	N/A	$233,661
Diluted	N/A	N/A	418,064	N/A	N/A	$233,661
Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding access to capital, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to continue as a going concern; Canoo's ability to access existing and future sources of capital via debt or equity markets, which will impact execution of its business plans and could require Canoo to terminate or significantly curtail its operations; Canoo's history of losses; Canoo's ability to adequately control the costs associated with its operations; Canoo's ability to successfully build and tool its manufacturing facilities, establish or continue a relationship with a contract manufacturer or failure of operation of Canoo's facilities ; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts:
Media Relations
Press@canoo.com
Investor Relations
IR@canoo.com